GLOBAL PARTNERS
INCOME FUND INC.

ANNUAL REPORT
AUGUST 31, 1996

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


----------------------------

        BULK RATE
      U.S. POSTAGE
         PAID
    STATEN ISLAND, NY
       PERMIT NO.
          169

----------------------------

GLOBAL             PARTNERS             INCOME             FUND             INC.

October 18, 1996

Dear Shareholders:

We are pleased to provide this annual report for the Global Partners Income Fund Inc. (the 'Fund') for the year ended August 31, 1996. Included are market commentary, audited financial statements, the related report of independent accountants and other information about the Fund.

We are pleased to report that the Fund returned 40.77%, based on net asset value per share, for the year ended August 31, 1996, significantly outperforming the 12.63% return of the Lipper Flexible Income Fund Average. In fact, the Fund ranked #1 of 12 funds in this investment category tracked by Lipper Analytical Services, Inc.*

The net asset value of the Fund increased from $13.37 per share on May 31, 1996 to $13.88 per share on August 31, 1996. Dividends of $0.35625 per share were declared during the quarter. Assuming reinvestment of these dividends in additional shares of the Fund, the net asset value return for the quarter ended August 31, 1996 was 6.60%. In comparison, the Salomon Brothers High-Yield Market Index returned 2.47% and the Salomon Brothers Brady Bond Index returned 6.85% during the same period.

Throughout the last 12 months, the Fund continued to provide investors with stable current income through its broad exposure to U.S. high-yield and emerging market debt instruments. On August 31, 1996, the Fund, as a percentage of total investments, was approximately 53% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The remainder of the Fund's assets was invested primarily in U.S. high-yield securities and short-term investments.

EMERGING MARKETS DEBT

There was a decidedly positive tone to the emerging debt markets by the end of August 1996, as political and fundamental economic developments continued to promote growth throughout most of the emerging market nations.

     Latin America The Mexican Finance Ministry confirmed late in July that it would repay $7 billion of its remaining $10.5 billion in emergency borrowings from the U.S. Treasury as well as $1 billion in debt owed to the International Monetary Fund (the 'IMF'). The repayments, financed in part with a $6 billion floating-rate note issue, are nearly double what Mexico had initially planned. Since these bonds will be repaid from oil export revenues of government-owned Petroleos Mexicanos, flowing directly to the Federal Reserve Bank of New York, the issue was rated Baa-3 by Moody's Investors Service and BBB- by Standard and Poor's, both higher ratings than garnered by Mexico itself.

     In other positive news, Mexico reported a surge in second-quarter economic growth, breaking a five-quarter string of declines. A strong export sector is credited with reviving demand for goods and services in the local economy.

     The Venezuelan government approved the creation of a Debt Rescue Fund that will set aside certain oil revenues to pay down foreign debt. Also, the IMF approved a $1.4 billion standby credit, signifying Venezuela's first formal credit arrangement since 1989. As a further positive sign,

GLOBAL             PARTNERS             INCOME             FUND             INC.

     Venezuela's economy is estimated to rebound to a 4% annual growth rate in 1997 from a negative 1.1% inflation-adjusted growth rate this year, according to the IMF. The IMF's visit to Caracas in August highlighted the government's progress towards many of its economic reform targets.

     Eastern Europe Russia was the emerging debt market's top performer in August, despite continued speculation over the health of President Boris Yeltsin. Yeltsin soundly beat his Communist rival in a runoff presidential election in July but immediately departed Moscow to receive care for his ailing condition. Separately, the Russian Central Bank moved to draw more foreign investors into its treasury-bill market in a bid to lower the country's rising interest payments. Foreign investors will now be allowed greater flexibility in investing in ruble-denominated treasury bills, including easier repatriation of profits.

     Poland enjoyed another successful issue with its July 9 release of a five-year, 250 million deutschemark Eurobond, priced very competitively over comparable German government bonds. This pricing, along with recent acceptance of Poland into the Organization for Economic Cooperation and Development and its strong trade relations with Germany, are believed to be among the primary reasons German investors accounted for one-third of the bond issue's placement.

     In Bulgaria, the IMF approved a fourth standby loan for the country in July. This loan is hoped to pave the way for additional external financial support from the World Bank and bilateral lenders. Of course, the success of Bulgaria's IMF and World Bank loan programs is dependent on the nation's ongoing progress towards recapitalization and reform of its banking system. Interest payments totaling US$125 million on Brady bonds were paid in July as scheduled.

HIGH-YIELD SECURITIES

U.S. corporate high-yield securities continue to outpace other fixed-income segments for the calendar year to date. Through August, high-yield bonds in the gaming and retailing industries remained among the year's market leaders. Additionally, shorter-maturity and lower-quality bonds outperformed higher-rated, longer-maturity and zero-coupon bonds during the period, as the former sectors tended to be less sensitive to changes in U.S. Treasury rates than the latter.

The market has remained firm with a focus on the record $20 billion new issue supply that came to market in the second quarter of 1996. Strong cash flows into high-yield bond mutual funds helped to absorb the new supply and to support the general market.

In the portfolio, we remain overweighted in the manufacturing and consumer non-cyclical groups, including capital goods, consumer products and gaming sectors. In addition, we are increasing exposure to the energy sector, while scaling back our media and automotive allocations.

DIVIDEND REINVESTMENT PLAN

For those shareholders not currently participating in the Fund's Dividend Reinvestment Plan (the 'Plan'), we encourage you to do so. The Plan offers a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional shares of capital stock of the Fund.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Shareholders who are not currently participating in the Plan may enroll in the Plan by completing an Authorization Card attached to the Terms and Conditions of the Plan, which can be obtained by contacting American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City). If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.

                                    *  *  *

As we continue to pursue the Fund's investment objective of high current income through investments in emerging markets debt and U.S. high-yield corporate debt, we appreciate your ongoing interest in the Fund. In an effort to provide more timely information concerning the Fund, shareholders may call 1-800-421-4777 for a recorded periodic update of the developments affecting the markets in which the Fund invests, as well as the Fund's current net asset value, portfolio manager comments and other information regarding the Fund's portfolio holdings and allocations. Although the Fund will continue to issue a semi-annual and annual report to shareholders, a press release containing financial highlights and other Fund information will be issued in lieu of a first and third quarter interim report. This will result in some cost savings for the Fund while still providing shareholders with current information about the Fund.

Also note that the annual meeting of shareholders of the Fund will be held on December 12, 1996 at 10:30 a.m. at Oppenheimer Tower, World Financial Center, Two Liberty Street, 40th Floor in New York City. We hope those of you who are able to will attend.

                                 Sincerely,

MICHAEL S. HYLAND                                      ALAN RAPPAPORT
Michael S. Hyland                                      Alan Rappaport
Chairman of the Board                                  President






*Lipper rankings change monthly. Lipper performance results represent changes in net asset value, adjusted to reflect reinvestment of dividends and capital gains distributions.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Statement of Investments
August 31, 1996

PRINCIPAL
 AMOUNT                                                                                          VALUE
  (000)     Corporate Bonds  -- 60.5%                                                           (NOTE 2)
----------------------------------------------------------------------------------------------------------
            Basic Industries  -- 10.6%
 $ 1,250    AES Corp., 10.25%, 7/15/06(C)..................................................   $  1,273,438

   2,000    Algoma Steel Inc., 12.375%, 7/15/05............................................      2,005,000

   2,000    Americold Corp., 12.875%, 5/01/08..............................................      2,025,000

   1,500    Asia Pulp & Paper International Finance, 11.75%, 10/01/05......................      1,515,000

   3,500    Berry Plastics, 12.25%, 4/15/04................................................      3,745,000

   1,000    Crown Paper Co., 11.00%, 9/01/05(C)............................................        940,000

   1,900    Florida Coast Paper LLC, 12.75%, 6/01/03(C),(W)................................      2,004,500

   1,000    Harris Chemical, 10.25%, 7/15/01(C)............................................      1,000,000

   2,500    NL Industries, Zero Coupon until 10/15/98 (13.00% thereafter), 10/15/05(C).....      2,009,375

   1,000    Printpack Inc., 10.625%, 8/15/06(W)............................................      1,013,750

   2,000    Stone Container, 9.875%, 2/01/01(C)............................................      1,980,000

   2,000    Valcor, 9.625%, 11/01/03.......................................................      1,800,000
                                                                                              ------------
                                                                                                21,311,063
                                                                                              ------------
            Consumer Cyclicals  -- 3.9%

   2,500    Apparel Retailers Inc., Zero Coupon until 8/15/98 (12.75% thereafter),
              8/15/05......................................................................      1,962,500

   3,000    Finlay Fine Jewelry, 10.625%, 5/01/03(C).......................................      3,007,500

   1,000    Hills Stores, 12.50%, 7/01/03..................................................        935,000

   2,000    Wyndham Hotel Corp., 10.50%, 5/15/06(C)........................................      2,050,000
                                                                                              ------------
                                                                                                 7,955,000
                                                                                              ------------
            Consumer Non-Cyclicals  -- 19.3%

     649    American Pad & Paper, Series B, 13.00%, 11/15/05(C)............................        736,615

   1,500    Argosy Gaming Co., 13.25%, 6/01/04(W)..........................................      1,440,000

   2,000    Big V Supermarkets, 11.00%, 2/15/04(C).........................................      1,875,000

   2,000    Borg-Warner Security Corp., 9.125%, 5/01/03....................................      1,885,000

   2,000    Carr-Gottstein Foods Co., 12.00%, 11/15/05(C)..................................      2,060,000

   1,000    Dade International Inc., 11.125%, 5/01/06(W)...................................      1,060,000

   1,000    Harvey Casinos Resorts, 10.625%, 6/01/06.......................................      1,030,000

   2,250    Hines Horticulture, 11.75%, 10/15/05(C)........................................      2,362,500

   1,000    Hollywood Casino Corp., 12.75%, 11/01/03(C)....................................        950,000

   4,000    International Semi-Tech, Zero Coupon until 8/15/00 (11.50% thereafter),
              8/15/03(C)...................................................................      2,260,000

   1,000    Majestic Star Casino LLC, 12.75%, 5/15/03(W)...................................      1,075,000

   2,000    Norcal Waste Systems, 12.75%, 11/15/05*,(W)....................................      2,115,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 1996

PRINCIPAL
 AMOUNT                                                                                          VALUE
  (000)     Corporate Bonds (continued)                                                         (NOTE 2)
----------------------------------------------------------------------------------------------------------
            Consumer Non-Cyclicals  -- 19.3% (concluded)
 $ 1,500    Penn Traffic Co., 9.625%, 4/15/05..............................................   $  1,050,000

   2,500    Plastic Specialty, 11.25%, 12/01/03............................................      2,462,500

   1,750    Remington Arms, 10.00%, 12/01/03(W)............................................      1,605,625

   2,000    Remington Product Co. LLC, 11.00%, 5/15/06(C),(W)..............................      2,020,000

   2,000    Revlon Worldwide, Series B, Zero Coupon, 3/15/98(C)............................      1,700,000

   1,000    Samsonite Corp., 11.125%, 7/15/05(C)...........................................      1,040,000

   1,000    SC International Services, 13.00%, 10/01/05(C).................................      1,082,500

   2,000    Selmer Co. Inc., 11.00%, 5/15/05...............................................      2,110,000

   1,000    Showboat Marina, 13.50%, 3/15/03...............................................      1,075,000

   1,000    Smiths Food & Drug, 11.25%, 5/15/07(C).........................................      1,045,000

   1,350    Telex Communications, Inc., 12.00%, 7/15/04....................................      1,434,375

   2,000    Trump Atlantic City Associates, 11.25%, 5/01/06(C).............................      1,930,000

   1,500    Twin Laboratories Inc., 10.25%, 5/15/06(C),(W).................................      1,500,000
                                                                                              ------------
                                                                                                38,904,115
                                                                                              ------------

            Energy  -- 2.3%
   1,500    Benton Oil & Gas, 11.625%, 5/01/03.............................................      1,620,000

   2,000    Cliffs Drilling, 10.25%, 5/15/03...............................................      2,035,000

   1,000    KCS Energy Inc., 11.00%, 1/15/03...............................................      1,075,000
                                                                                              ------------
                                                                                                 4,730,000
                                                                                              ------------
            Financial  -- .5%
   1,000    Airplanes Pass Through Trust, 10.875%, 3/15/19(C)..............................      1,062,500
                                                                                              ------------
            Industrial/Manufacturing  -- 9.4%
   2,000    Alvey Systems Inc., 11.375%, 1/31/03(C)........................................      2,035,000

   1,500    Clark-Schwebel Inc., 10.50%, 4/15/06(W)........................................      1,545,000

   2,000    Exide Electronics Group, 11.50%, 3/15/06.......................................      2,020,000

   4,000    Jordan Industries, 10.375%, 8/01/03(C).........................................      3,840,000

   3,000    Specialty Equipment, 11.375%, 12/01/03.........................................      3,210,000

   1,000    Talley Mfg. & Technology, 10.75%, 10/15/03.....................................      1,041,250

   2,000    Terex Corp., 13.75%, 5/15/02(C),(W),(Y)........................................      2,100,000
   Units

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 1996

PRINCIPAL
 AMOUNT                                                                                          VALUE
  (000)     Corporate Bonds (concluded)                                                         (NOTE 2)
----------------------------------------------------------------------------------------------------------
            Industrial/Manufacturing  -- 9.4% (concluded)
 $ 3,500    Venture Holdings Trust, 9.75%, 4/01/04(C)......................................   $  3,062,500
                                                                                              ------------
                                                                                                18,853,750
                                                                                              ------------
            Media/Telecommunications  -- 13.5%
   3,000    Adelphia Communications, 12.50%, 5/15/02(C)....................................      3,090,000

   1,500    American Media Operations, Inc., 11.625%, 11/15/04.............................      1,552,500

   2,000    Cablevision Systems Corp., 10.50%, 5/15/16(C)..................................      1,960,000

   2,050    Diamond Cable Co., Zero Coupon until 12/15/00 (11.75% thereafter), 12/15/05(C).      1,291,500

   2,000    Granite Broadcasting, 10.375%, 5/15/05(C)......................................      2,000,000

   6,000    Hollinger Inc., Convertible Bond, Zero Coupon, 10/05/13........................      2,017,500

   3,500    In Flight Phone, Zero Coupon until 5/15/98 (14.00% thereafter), 5/15/02........      1,155,000

   1,750    Intelcom Group Inc., Zero Coupon until 9/15/00 (13.50% thereafter), 9/15/05(C).      1,113,438

            Intermedia Communications of Florida, Zero Coupon until 5/15/01 (12.50%
   2,000      thereafter), 5/15/06.........................................................      1,175,000

   2,500    International Cabletel Inc., Zero Coupon until 2/01/01 (11.50% thereafter),
              2/01/06(C)...................................................................      1,475,000

   3,500    Marcus Cable Co., Zero Coupon until 6/15/00 (14.25% thereafter), 12/15/05(C)...      2,205,000

   2,000    People's Choice TV Corp., Zero Coupon until 6/01/00 (13.125% thereafter),
   Units      6/01/04(C),(Z)...............................................................      1,158,000

   1,000    SFX Broadcasting, 10.75%, 5/15/06(C)...........................................      1,027,500

   3,000    United International Holdings, Zero Coupon, 11/15/99...........................      1,995,000

   2,000    USA Mobile Communications, 9.50%, 2/01/04(C)...................................      1,837,500

   1,300    Winstar Communications, Zero Coupon until 10/15/00 (14.00% thereafter),
              10/15/05.....................................................................        711,750

            Winstar Communications, Convertible Bond, Zero Coupon until 10/15/00
     650      (14.00% thereafter), 10/15/05(W).............................................        385,125

   1,000    Wireless One Inc., 13.00%, 10/15/03(C).........................................      1,005,000
                                                                                              ------------
                                                                                                27,154,813
                                                                                              ------------
            Transportation  -- 1.0%
   2,000    Petro PSC Properties, 12.50%, 6/01/02..........................................      1,910,000
                                                                                              ------------

            Total Corporate Bonds (cost $122,110,825)......................................    121,881,241
                                                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 1996

PRINCIPAL
 AMOUNT                                                                                          VALUE
  (000)     Sovereign Bonds  -- 60.7%                                                           (NOTE 2)
----------------------------------------------------------------------------------------------------------
            Argentina  -- 6.9%
 $ 5,143    Republic of Argentina, BOCON Pre 2, 5.46094%, 4/01/01*,(X).....................   $  4,576,596

  11,880    Republic of Argentina, FRB, 6.3125%, 3/31/05*,(C)..............................      9,251,550
                                                                                              ------------
                                                                                                13,828,146
                                                                                              ------------
            Brazil  -- 15.5%
  34,822    Federal Republic of Brazil, C Bond, 8.00%, 4/15/14(C),(X)......................     22,503,505

     800    Federal Republic of Brazil, EIB, 6.50%, 4/15/06*,(C)...........................        675,000

   5,000    Federal Republic of Brazil, Investment (Exit) Bond, 6.00%, 9/15/13(C)..........      3,281,250

   3,000    Federal Republic of Brazil, 'New' New Money Bond, Series L, 6.5625%,
              4/15/09*,(C).................................................................      2,313,750

   4,350    Federal Republic of Brazil, Par Bond, Series Z-L, 5.00%, 4/15/24*,(C)..........      2,433,281
                                                                                              ------------
                                                                                                31,206,786
                                                                                              ------------
            Bulgaria  -- 2.4%
   1,750    Republic of Bulgaria, Discount Bond, Tranche A, 6.6875%, 7/28/24*,(C)..........        876,094

   8,750    Republic of Bulgaria, IAB, 6.6875%, 7/28/11*...................................      3,932,031
                                                                                              ------------
                                                                                                 4,808,125
                                                                                              ------------
            Costa Rica  -- 6.3%
   7,000    Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10...........................      5,110,000

  11,000    Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15#..........................      7,700,000
                                                                                              ------------
                                                                                                12,810,000
                                                                                              ------------
            Ecuador  -- 6.6%
  28,813    Republic of Ecuador, PDI Bond, 6.50%, 2/27/15*,(C),(X).........................     13,397,993
                                                                                              ------------
            Mexico  -- 10.7%
  22,338    United Mexican States, Global Bond, 11.50%, 5/15/26(C).........................     21,486,363
                                                                                              ------------
            Panama  -- 2.1%
   1,846    Republic of Panama, FRN, 6.62891%, 5/10/02*,(C)................................      1,770,006

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 1996

PRINCIPAL
 AMOUNT                                                                                          VALUE
  (000)     Sovereign Bonds (concluded)                                                         (NOTE 2)
----------------------------------------------------------------------------------------------------------
            Panama  -- 2.1% (concluded)
 $ 4,000    Republic of Panama, IRB, 3.50%, 7/17/14*,(C)...................................   $  2,400,000
                                                                                              ------------
                                                                                                 4,170,006
                                                                                              ------------
            Poland  -- 1.2%
   3,000    Republic of Poland, PDI Bond, 3.75%, 10/27/14*,(C).............................      2,368,125
                                                                                              ------------
            Russia  -- 2.6%
   9,000    Russia, IAN, 12/31/15*,##......................................................      5,281,875
                                                                                              ------------
            Venezuela  -- 6.4%
   9,000    Republic of Venezuela, DCB, 6.625%, 12/18/07*,(C)..............................      6,817,500

   9,500    Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20 (including 47,500
              rights)......................................................................      6,008,750
                                                                                              ------------
                                                                                                12,826,250
                                                                                              ------------

            Total Sovereign Bonds (cost $114,012,436)......................................    122,183,669
                                                                                              ------------
            Loan Participation  -- 11.8%
----------------------------------------------------------------------------------------------------------

            Kingdom of Morocco, Tranche B, 6.4375%, 1/01/04* (Morgan Guaranty Trust Company
  27,353      of New York, Morgan Stanley Emerging Markets Inc.)(T) (cost $24,590,282).....     23,797,058
                                                                                              ------------
            Warrants(a)  -- .2%
----------------------------------------------------------------------------------------------------------

   4,000    Berry Plastics (Each warrant exchangeable for cash value of $45.02.)...........        180,080
 Warrants

   2,000    Exide Electronics Group (Exercise price of $13.475 per share expiring on
 Warrants     3/15/06. Each warrant exercisable for 5.15 shares of common stock.)..........         40,000

   5,000    In Flight Phone (Exercise price of $.01 per share expiring on 8/31/02. Each
 Warrants     warrant exercisable for one share of common stock.)..........................              0

   6,000    United International Holdings (Exercise price of $15 per share expiring on
 Warrants     11/15/99. Each warrant exercisable for 4.535 shares of common stock.)........        174,000

   3,000    Wireless One Inc. (Exercise price of $11.55 per share. Each warrant exercisable
 Warrants     for one share of common stock.)..............................................         16,500
                                                                                              ------------

            Total Warrants (cost $152,964).................................................        410,580
                                                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Statement of Investments  (concluded)
August 31, 1996

PRINCIPAL
 AMOUNT                                                                                          VALUE
  (000)     Repurchase Agreement  -- 4.4%                                                       (NOTE 2)
----------------------------------------------------------------------------------------------------------

            Union Bank of Switzerland, 5.21%, cost $8,912,000, dated 8/30/96, $8,917,159 due 9/03/96, (collateralized by $8,689,000 U.S. Treasury Bond, 7.50%, due
 $ 8,912      11/15/16, valued at $9,090,866)..............................................   $  8,912,000
                                                                                              ------------

            Total Investments  -- 137.6% (cost $269,778,507)...............................    277,184,548
                                                                                              ------------

            Liabilities in Excess of Other Assets  -- (37.6%)..............................    (75,786,610)
                                                                                              ------------
            Net Assets  -- 100.0%
              (equivalent to $13.88 per share on 14,507,134 common shares outstanding).....   $201,397,938
                                                                                              ------------
----------------------------------------------------------------------------------------------------------

 * Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(C) All or a portion of the security is segregated as collateral pursuant to a loan agreement.

(W) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(X) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.

(Y) Each unit is comprised of a $1,000 par Senior Discount Note due 5/15/02.

(Z) Each unit is comprised of a $1,000 par Senior Discount Note due 6/01/04 and a warrant to purchase 1.427 shares of common stock.

 # Securities valued at $7,700,000 as of August 31, 1996 were segregated to be available for the purchase of delayed delivery securities with a cost of $4,912,500.

## 'When and if issued' security issued pursuant to Russia's Brady Plan debt restructuring. The Investment Adviser believes that this restructuring will be completed and finalized and that the related Brady Bonds will be issued. Accordingly, the Fund has marked-to-market its investment in this security at August 31, 1996.

(T) Participation interests were acquired through the financial institutions indicated parenthetically.

(a) Non-income producing security.

    BOCON  -- Bonos De Consolidacion.

    DCB   -- Debt Conversion Bond.

    EIB    -- Eligible Interest Bond.

    FRB    -- Floating Rate Bond.

    FRN    -- Floating Rate Note.

    IAB    -- Interest in Arrears Bond.

    IAN    -- Interest in Arrears Note.

    IRB    -- Interest Reduction Bond.

    PDI    -- Past Due Interest.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Statement of Assets and Liabilities
August 31, 1996

ASSETS
Investments, at value (cost  -- $269,778,507).................................................   $277,184,548
Cash..........................................................................................            500
Interest receivable...........................................................................      6,472,722
Unamortized organization expenses (Note 2)....................................................         48,023
Prepaid expenses..............................................................................          8,679
                                                                                                 ------------
        Total assets..........................................................................    283,714,472
                                                                                                 ------------
LIABILITIES
Loan payable (Note 5).........................................................................     75,000,000
Payable for investments purchased.............................................................      4,912,500
Accrued interest expense on loan (Note 5).....................................................      2,071,875
Accrued management fee (Note 3)...............................................................        186,967
Accrued audit and tax return preparation fees.................................................         63,783
Accrued legal fee.............................................................................         39,029
Accrued printing and mailing fees.............................................................         20,000
Accrued custodian expense.....................................................................         11,947
Other accrued expenses........................................................................         10,433
                                                                                                 ------------
        Total liabilities.....................................................................     82,316,534
                                                                                                 ------------
NET ASSETS
Common Stock ($.001 par value, 100,000,000 shares authorized; 14,507,134 shares
  outstanding)................................................................................         14,507
Additional paid-in capital....................................................................    202,591,603
Undistributed net investment income...........................................................      4,580,989
Accumulated net realized loss on investments..................................................    (13,195,202)
Net unrealized appreciation on investments....................................................      7,406,041
                                                                                                 ------------
        Net assets............................................................................   $201,397,938
                                                                                                 ------------
NET ASSET VALUE PER SHARE ($201,397,938[div]14,507,134 shares)................................   $      13.88
                                                                                                 ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Statement of Operations
For the Year Ended August 31, 1996

INVESTMENT INCOME
    INCOME
        Interest (includes discount accretion of $7,133,691).......................                 $32,342,802
    EXPENSES
        Interest expense (Note 5)..................................................   $5,245,389
        Management fee (Note 3)....................................................    2,009,026
        Audit and tax services.....................................................       78,460
        Custodian..................................................................       72,564
        Transfer agent.............................................................       50,544
        Legal......................................................................       50,498
        Printing...................................................................       46,330
        Directors' fees and expenses (Note 3)......................................       33,500
        Listing fee................................................................       24,177
        Amortization of deferred organization expenses (Note 2)....................       22,333
        Shareholder annual meeting.................................................       17,734
        Other......................................................................       13,363      7,663,918
                                                                                      ----------    -----------
    Net investment income..........................................................                  24,678,884
                                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
    Net Realized Gain on Investments...............................................                  12,229,692
    Change in Net Unrealized Appreciation on Investments...........................                  24,872,414
                                                                                                    -----------
    Net realized gain and change in net unrealized appreciation on investments.....                  37,102,106
                                                                                                    -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.....................................                 $61,780,990
                                                                                                    -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Statement of Changes in Net Assets

                                                                                     FOR THE         FOR THE
                                                                                    YEAR ENDED      YEAR ENDED
                                                                                    AUGUST 31,      AUGUST 31,
                                                                                       1996            1995
---------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income.......................................................   $ 24,678,884    $ 22,405,751
    Net realized gain (loss) on investments.....................................     12,229,692     (25,424,894)
    Change in net unrealized appreciation on investments........................     24,872,414      10,617,570
                                                                                   ------------    ------------
    Net increase in net assets from operations..................................     61,780,990       7,598,427
DIVIDENDS
    From net investment income..................................................    (21,561,250)    (20,672,691)
                                                                                   ------------    ------------
    Total increase (decrease) in net assets.....................................     40,219,740     (13,074,264)
NET ASSETS
    Beginning of year...........................................................    161,178,198     174,252,462
                                                                                   ------------    ------------
    End of year (includes undistributed net investment income of $4,580,989 and
      $1,463,355, respectively).................................................   $201,397,938    $161,178,198
                                                                                   ------------    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Statement of Cash Flows
For the Year Ended August 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES:
    Purchases of portfolio securities.........................................................   $(227,625,487)
    Proceeds from sales of portfolio securities and principal paydowns........................     236,889,798
    Net purchases of short-term investments...................................................      (1,882,000)
                                                                                                 -------------
                                                                                                     7,382,311
    Net investment income.....................................................................      24,678,884
    Accretion of discount on investments......................................................      (7,133,691)
    Interest on payment-in-kind bonds.........................................................      (2,418,507)
    Amortization of organization expenses.....................................................          22,333
    Net change in receivables/payables related to operations..................................      (1,083,049)
                                                                                                 -------------
        Net cash provided by operating activities.............................................      21,448,281
                                                                                                 -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Common stock dividends paid...............................................................     (21,561,250)
                                                                                                 -------------
        Net cash used by financing activities.................................................     (21,561,250)
                                                                                                 -------------
Net decrease in cash..........................................................................        (112,969)
Cash at beginning of year.....................................................................         113,469
                                                                                                 -------------
CASH AT END OF YEAR...........................................................................   $         500
                                                                                                 -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Notes to Financial Statements

Note 1. Organization

Global Partners Income Fund Inc. (the 'Fund') was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

GLOBAL             PARTNERS             INCOME             FUND             INC.
Notes to Financial Statements  (continued)

FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to comply
with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Dividends which exceed net investment income for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income.

UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to $113,655
were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations. For the year ended August 31, 1996, the Fund paid interest expense of $5,632,368.

Note 3. Management and Advisory Fees and Other Transactions

The Fund entered into a management agreement with Advantage Advisers, Inc. (the 'Investment Manager'), a subsidiary of Oppenheimer & Co., Inc. ('Oppenheimer'), pursuant to which the

GLOBAL             PARTNERS             INCOME             FUND             INC.
Notes to Financial Statements  (continued)

Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the 'Investment Adviser'), an affiliate of Salomon Brothers Inc, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .65% of the Fund's average weekly net assets for its services.

At August 31, 1996, Oppenheimer and the Investment Adviser owned 3,567 and 4,587 shares of the Fund, respectively.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board meeting, $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 4. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 1996, aggregated $231,795,799 and $231,091,388, respectively. The federal income tax cost basis of the Fund's investments at August 31, 1996 was $270,074,309. Gross unrealized appreciation and depreciation amounted to $14,337,743 and $7,227,504, respectively, resulting in net unrealized appreciation for federal income tax purposes of $7,110,239.

The Fund has a capital loss carryforward as of August 31, 1996 of $12,899,400 of which $4,566,943 expires in 2003 and $8,332,457 expires in 2004. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to shareholders.

GLOBAL             PARTNERS             INCOME             FUND             INC.
Notes to Financial Statements  (concluded)

Note 5. Bank Loan

On April 1, 1996, the Fund borrowed $75,000,000 pursuant to a secured loan agreement with Bankers Trust Company. The interest rate on the loan is equal to six-month LIBOR plus 1.00% and the maturity date is October 1, 1996. The collateral for the loan was valued at $150,851,646 on August 31, 1996 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of at least 160%. The loan was renewed on October 1, 1996 with an interest rate equal to six month LIBOR plus 1.00% and a maturity date of April 1, 1997.

Note 6. Loan Participation

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participation at August 31, 1996 was $23,797,058.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 7. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

Note 8. Dividends Subsequent to August 31, 1996

On September 3 and October 1, 1996, the Board of Directors of the Fund declared a dividend from net investment income, each in the amount of $.11875 per share, payable on September 30 and October 31, 1996, to shareholders of record on September 17 and October 16, 1996, respectively.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Financial Highlights
DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                   FOR THE         FOR THE        FOR THE
                                                                 YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                                 AUGUST 31,       AUGUST 31,     AUGUST 31,
                                                                    1996             1995         1994(a)
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $   11.11        $  12.01       $  14.02
                                                               ---------------    ----------    ------------
Net investment income.......................................           1.70            1.54           0.97
Net realized gain (loss) and change in net unrealized
  appreciation (depreciation) on investments................           2.56           (1.02)         (1.86)
                                                               ---------------    ----------    ------------
Total from investment operations............................           4.26            0.52          (0.89)
                                                               ---------------    ----------    ------------
Less distributions
  Dividends from net investment income......................          (1.49)          (1.42)         (0.98)
  Dividends from short-term gains...........................             --              --          (0.07)
  Dividends in excess of net investment income..............             --              --          (0.02)
                                                               ---------------    ----------    ------------
Total distributions.........................................          (1.49)          (1.42)         (1.07)
                                                               ---------------    ----------    ------------
Offering costs on issuance of common stock..................             --              --          (0.05)
                                                               ---------------    ----------    ------------
Net asset value, end of period..............................      $   13.88        $  11.11       $  12.01
                                                               ---------------    ----------    ------------
Per share market value, end of period.......................      $   13.25        $ 11.125       $  11.75
Total investment return based on market price per
  share(c)..................................................         34.22%           8.01%         (9.02%)(b)
Ratios to average net assets:
    Operating expenses......................................          1.32%           1.39%          1.38%(d)
    Interest expense........................................          2.87%           3.46%          1.39%(d)
    Total expenses..........................................          4.19%           4.85%          2.77%(d)
    Net investment income...................................         13.51%          14.10%          9.05%(d)
    Portfolio turnover rate.................................         91.80%          85.15%         11.71%
    Net assets, end of period (000).........................      $ 201,398        $161,178       $174,252
    Bank loans outstanding, end of period (000).............      $  75,000        $ 75,000       $ 75,000
    Weighted average bank loans (000).......................      $  75,000        $ 75,000       $ 47,272
    Weighted average interest rate on bank loans............          6.99%           7.34%          5.44%(d)
------------------------------------------------------------------------------------------------------------

(a) For the period October 29, 1993 (commencement of investment operations) through August 31, 1994.

(b) Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.

(c) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(d) Annualized.

                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Report of Independent Accountants

To the Board of Directors and Shareholders of Global Partners Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Global Partners Income Fund Inc. (the 'Fund') at August 31, 1996, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 29, 1993 (commencement of operations) through August 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, N.Y.
October 11, 1996

GLOBAL             PARTNERS             INCOME             FUND             INC.

Selected Quarterly Financial Information (unaudited)
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                             NET REALIZED GAIN
                                                                                              (LOSS) & CHANGE
                                                                                             IN NET UNREALIZED
                                                                     NET INVESTMENT            APPRECIATION
                                                                         INCOME               (DEPRECIATION)
                                                                 ----------------------    ---------------------
QUARTERS ENDED*                                                  TOTAL      PER SHARE       TOTAL      PER SHARE
----------------------------------------------------------------------------------------------------------------
November 30, 1994.............................................   $5,162        $.36        $ (9,558)    $  (.66)
February 28, 1995.............................................    5,685         .39         (19,835)      (1.37)
May 31, 1995..................................................    5,922         .41          13,324         .92
August 31, 1995...............................................    5,637         .38           1,262         .09
November 30, 1995.............................................    5,821         .40           7,198         .50
February 29, 1996.............................................    6,198         .43          13,594         .93
May 31, 1996..................................................    6,347         .44           9,993         .69
August 31, 1996...............................................    6,313         .43           6,317         .44
----------------------------------------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

                See accompanying notes to financial statements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan

1. Each shareholder initially purchasing shares of common stock ('Shares') of Global Partners Income Fund Inc. (the 'Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the 'Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that

GLOBAL             PARTNERS             INCOME             FUND             INC.
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan  (continued)

such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to

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
GLOBAL             PARTNERS             INCOME             FUND             INC.
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan  (continued)

purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as

GLOBAL             PARTNERS             INCOME             FUND             INC.
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan  (concluded)

applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

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GLOBAL             PARTNERS             INCOME             FUND             INC.


Directors

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

LESLIE H. GELB
     President, The Council on Foreign Relations

MICHAEL S. HYLAND
     Chairman of the Board;
     Managing Director, Salomon Brothers Inc President, Salomon Brothers Asset Management Inc

ALAN RAPPAPORT
     President;
     Executive Vice President,
     Oppenheimer & Co., Inc.

RIORDAN ROETT
     Professor and Director, Latin American
     Studies Program, Paul H. Nitze
     School of Advanced International Studies,
     Johns Hopkins University

JESWALD W. SALACUSE
     Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of
     Law & Diplomacy Tufts University

Officers

MICHAEL S. HYLAND
     Chairman of the Board

ALAN RAPPAPORT
     President

PETER J. WILBY
     Executive Vice President

BETH SEMMEL
     Executive Vice President

THOMAS K. FLANAGAN
     Executive Vice President

LAWRENCE H. KAPLAN
     Executive Vice President
     and General Counsel

ALAN M. MANDEL
     Treasurer

LAURIE A. PITTI
     Assistant Treasurer

TANA E. TSELEPIS
     Secretary

JENNIFER G. MUZZEY
     Assistant Secretary


Global Partners
Income Fund Inc.
     7 World Trade Center
     New York, New York 10048
     Telephone 1-800-SALOMON

INVESTMENT MANAGER
     Advantage Advisers, Inc.
     Oppenheimer Tower
     World Financial Center
     New York, New York 10281

INVESTMENT ADVISER
     Salomon Brothers Asset Management Inc
     Seven World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP
     1177 Avenue of the Americas
     New York, New York 10036

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     GDF

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